SCM TRUST

(the “Trust”)

ICON Equity Income Fund

ICON Flexible Bond Fund

ICON Equity Fund

ICON Consumer Select Fund

ICON Natural Resources and Infrastructure Fund

ICON Health and Information Technology Fund

ICON Utilities and Income Fund

Supplement dated August 20, 2025 to the

Statement of Additional Information (“SAI”), dated

May 1, 2025

Effective August 14, 2025, William Mock no longer serves as Treasurer of the Trust. Accordingly, all references to Mr. Mock in the SAI are hereby deleted in their entirety.

The Board of Trustees of the Trust appointed Trevor Shippee to serve as Treasurer of the Trust effective August 14, 2025. Accordingly, following information is added to the “Officers” table in the SAI:

OFFICERS
Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During Past 5 Years
Trevor Shippee* 1991	Treasurer	Since 2025	Director, Investment Operations, Shelton Capital Management 2021 to present; Associate of Business Development, Pacific Current Group, 2018-2021

Please retain this supplement with your Prospectus and SAI